© PPL Corporation 2015 2 nd Quarter Earnings Call PPL Corporation August 3, 2015 Exhibit 99.2

Cautionary Statements and Factors That May Affect Future Results

Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company's SEC filings.

© PPL Corporation 2015
2

© PPL Corporation 2015 3 The New PPL Investment Proposition Second Quarter Earnings Results, 2015 Earnings Forecast and Operational Overview Segment Results and Financial Overview Q&A W. H. Spence V. Sorgi Agenda W. H. Spence

Investment Highlights

100% rate-regulated business model	• Pure-play utility model with strong earnings and dividend growth potential • Top 10 U.S. utility market capitalization and part of the S&P 500 • Annual total return proposition of 8% – 11%
Attractive future growth prospects	• Annual regulated Cap Ex of ~$3.5 billion through 2019 (~$18 billion over 5 years) • Target 4-6% in EPS growth through at least 2017, driven by 8-10% earnings growth in U.S. utilities
Diverse asset mix with robust growth	• Diversified by region, regulator and customer class (Pennsylvania, Kentucky and United Kingdom) • Strong growth in regulated utility businesses in the U.S. and U.K. drives projected rate base growth of ~7% CAGR through 2019 • Rate base/Regulated Asset Value (RAV) expected to grow over $9 billion to ~$32 billion by 2019 • Significant Transmission footprint with over 16% CAGR in Transmission rate base through 2019
Strong regulatory jurisdictions	• Constructive rate recovery mechanisms in PA and KY support top in sector domestic earnings growth • Regulatory framework in the U.K. provides long-term certainty and creates a premium jurisdiction • Over 80% of total capital expenditures through 2019 earn returns subject to no or minimal regulatory lag
Solid financial position	• Strong investment-grade credit ratings (A- & Baa2 at PPL; A- & A3/Baa1 at utilities) • Disciplined currency hedging program results in more predictable U.K. earnings • Attractive dividend yield of 4.9%[1], with continued dividend growth expected

(1) Dividend yield as of 07/24/2015.

© PPL Corporation 2015
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© PPL Corporation 2015 Significant Investment Opportunity with Constructive Rate Mechanisms Drives Earnings Growth (2) Earnings from Ongoing Operations based on 2014 adjusted actual earnings and midpoint of 2015 forecast. (3) Projection based on midpoint of 4% -6% CAGR off 2014 adjusted earnings. Does not represent earnings forecast or guidance for 2017. S t r o n g R e g u l a t e d R a t e B a s e G r o w t h R e a l - t i m e r e c o v e r y o f C a p E x 4% -6% Compound Annual EPS (2) Growth 5 Greater than 12 months 18% 0-6 months 76% 0-6 months 76% $28.0 (3) (1) “0-6 months” primarily consists of 100% of WPD capital expenditures and domestic capital expenditures where the investment occurs within six months of that spend being included in rates, and CWIP Incentive on the Northeast Pocono project. “7-12 months” and “Greater than 12 months” primarily consist of domestic capital expenditures where the investment occurs within 7 to 12 months or greater than 12 months of that spend being included in rates. 2015E –2017E Capital Recovery, Earning on Investment (1) ($bn) $22.8

Constructive Regulatory Framework Supports Robust Financial Performance

Focus on rate structure optimization with constructive recovery mechanisms.

	Rate Base (2015E)	Equity Ratio[1]	Allowed ROE
PPL Electric Utilities	D: $3.0 billion T: $2.5 billion	51.60%	D: 10.40% T: 11.68%[2]
LG&E	$3.7 billion	52.75%	10.00%[3]
Kentucky Utilities	$5.1 billion	53.02%	10.00%[3]

Tracker/Mechanism	EU	LG&E	KU
Forward test year methodology	✓	✓	✓
Environmental Cost Recovery	NA	✓	✓
DSIC	✓	NA	NA
Smart Meter Rider[4]	✓	NA	NA
CWIP included in rate base[5][6]	✓	✓	✓
Gas Line Tracker	NA	✓	NA
Pass through of Purchased Power	✓	✓	✓
Fuel and Gas Supply Adj. Clause	NA	✓	✓
Storm Recovery[7]	✓	NA	NA
Energy Efficiency/DSM	✓	✓	✓
Transmission Formula Rate	✓	✓	✓
Transmission Incentive Adder[2]	✓	NA	NA

1. As filed in most recent rate cases.
2. Allowed ROE of 12.93% for Susquehanna-Roseland project.
3. No stated ROE for Kentucky Base Rates. However, the Environmental Cost Recovery Mechanism and Gas Line Tracker was awarded a 10% ROE.
4. Pending PAPUC approval.
5. CWIP included in forward test year rate base for LG&E and KU.
6. For PPL EU Transmission, CWIP included for Northeast Pocono reliability project totaling $335 million in capital investment.
7. LG&E and KU have historically been able to recover costs from extraordinary storms, but no formal tracker is in place.

© PPL Corporation 2015

6

The U.K.; a Premium Regulatory Jurisdiction

The U.K. OFGEM's RIIO framework (Revenue = Incentives + Innovation + Outputs) allows Distribution Network Operators (DNO's) to earn premium returns for strong performance and innovation.

	RIIO-ED1 Framework	WPD Investment Advantage
Regulatory cycle	• Revenues set for 8 year period, commencing April 2015 through March 2023 • No volumetric risk in amount of electricity delivered	• Provides certainty and visibility • Ofgem accepted business plan spend over 8 years drives RAV growth
Inflation – adjusted revenues	• RPI Indexation of allowed revenues and Regulatory Asset Value (RAV)	• RPI plan assumptions – 2.6% for 2015/16; 3% thereafter (20 year historical average for RPI is 2.9%)
Incentive regulation	• Incentive revenues available for outstanding customer service and reliability	• WPD has a proven track record of outperformance • Additional opportunity to improve earned ROE's; mid-to-upper teens earned ROE's[1] expected through 2017
Fast track incentive	• Ability to collect additional annual revenue equivalent to 2.5% of total annual expenditures	• WPD only 4 DNO's awarded fast-track status • Estimated $43 million of annual fast-track revenue
Benefit sharing	• Ability to retain 50% - 70% of cost efficiencies; with benefits shared with customers	• Fast-track status allows WPD to retain 70% of cost efficiencies (O&M and Capital savings), compared to only 53% to 58% for the slow track DNO's
Funding & leverage	• Regulation requires funding to support investment grade credit ratings • Debt leverage set at 65% of Debt/RAV at the DNO level	• U.K. is a self-funding operation; does not require any equity from PPL • Holding company structure provides for higher earned ROEs • PPL targets 80-85% Debt/RAV at consolidated U.K. level • Expected ability to annually repatriate $300 - $500 million of cash back to the U.S in a tax efficient manner

(1) U.S. GAAP ROE's exclude the effects of Goodwill and OCI.

© PPL Corporation 2015

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© PPL Corporation 2015 8 $1.40 $1.44 $1.47 $1.49 $1.51 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 2011 2012 2013 2014 2015E (1) $/Share Annualized Continued Dividend Growth (1) Annualized dividend based on 8/3/2015 announced increase. Actual dividends to be determined by Board of Directors.

Summary of Drivers of 4% to 6% EPS Growth Through 2017

8% - 10% Domestic Utility Earnings Growth:

PA Regulated

- Transmission Cap Ex of $2.0 billion at 11.68% base ROE, 12.93% for $630 million Susquehanna Roseland project drives transmission rate base growth of 18.9% through 2017
- 2015 Distribution Rate Case with rates effective early 2016
- DSIC Cap Ex of $500 million with 2016 DSIC Cap Ex in Base Rates
- ~ 70% of gross margin subject to minimal or no volumetric risk

KY Regulated

- Environmental investment of $1.2 billion at 10% ROE
- Gas Line Tracker investment of ~ $150 million at 10% ROE
- $132 million 2014 Rate Case with rates effective July 1, 2015
- Assumed minimal load growth

Corporate and Other

- Corporate restructuring to achieve $75 million in cost reductions essentially complete
- Expect no more than $200 million per year in Equity issuances through 2017

U.K. Regulated

- No volumetric risk
- Flat earnings growth from 2014 – 2017 during transition to RIIO-ED1
- Average expected segment earned ROE of 15% to 18%[3]
- Expected RAV growth of 5.8% through 2017
- Incentive revenue assumptions: 2015 - $125M; 2016 - $120-$130M; 2017 - $80-$100M; 2018 - $60-$90M
- Assumed exchange rate of $1.60/£ for 2015 – 2017
- Assumed RPI (inflation rate) – 2.6% for 2015/16; 3.0% thereafter

4% - 6% Compound Annual EPS[1] Growth



4% - 6% EPS Growth
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$2.03
$2.20
$2.35
2014 Adj
2015E
2017E [2]

(1) Earnings from Ongoing Operations based on 2014 adjusted actual earnings and midpoint of 2015 forecast.
(2) Projection based on midpoint of 4% - 6% CAGR off 2014 adjusted earnings. Does not represent earnings forecast or guidance for 2017.
(3) Based on 2015-2017 projections. Excludes the effects of Goodwill and OCI.

© PPL Corporation 2015

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© PPL Corporation 2015 Second Quarter Earnings Results 10

© PPL Corporation 2015 11 P e r S h a r e Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations. (1) Second quarter reported earnings includes a $1 billion loss, or $1.50 per share from discontinued operations associated with theJune 1 spinoff of the Supply segment. Year-to-date reported earnings includes a $912 million loss, or $1.36 per share. (2) 2014 was adjusted for Supply segment earnings and dissynergies related to the spinoff of the Supply segment. 2015 excludes earning from the Supply segment. Earnings Results $0.34 ($1.13) ($1.20) ($0.70) ($0.20) $0.30 $0.80 $1.30 $1.80 $2.30 $2.80 2Q 2014 2Q 2015 Second Quarter Reported Earnings $0.44 $0.49 ($0.75) ($0.25) $0.25 $0.75 $1.25 $1.75 $2.25 $2.75 2Q 2014 (adj) 2Q 2015 Second Quarter Earnings from Ongoing Operations (2) P e r S h a r e $0.83 ($0.17) ($0.75) ($0.25) $0.25 $0.75 $1.25 $1.75 $2.25 $2.75 2Q 2014 2Q 2015 Year-to-date Reported Earnings (1) P e r S h a r e $1.10 $1.26 ($0.75) ($0.25) $0.25 $0.75 $1.25 $1.75 $2.25 $2.75 2Q 2014 (adj) 2Q 2015 Year-to-date Earnings from Ongoing Operations (2) P e r S h a r e (1)

© PPL Corporation 2015 $0.00 $1.00 $2.00 $3.00 2014 Adj Previous 2015E Revised 2015E $2.15 12 P e r S h a r e Increasing 2015 Ongoing Earnings Forecast $2.25 $2.03 Note: See Appendix for the reconciliation of 2014 reported earnings (loss) to earnings from ongoing operations. (1) 2015 earnings and 2014 earnings (adjusted) presented here excludes any earnings from the Supply segment. However, the Supply segment is part of PPL Corporation’s consolidated reported earnings for the first five months of 2015. (2) For 2014, earnings from ongoing operations (adjusted) reflects the full impact of dissynergies related to the spinoff of the Supply segment: Indirect O&M ($0.07), Interest ($0.05) and Depreciation ($0.01). Segment 2014 Earnings (Adjusted) Previous 2015E Midpoint (1) Revised 2015E Midpoint U.K. Regulated $1.37 $1.38 $1.41 Kentucky 0.47 0.48 0.51 PA Regulated 0.40 0.39 0.38 Corporate and Other (0.21) (0.10) (0.10) Total $2.03 $2.15 $2.20 $2.25 (2) $2.05

© PPL Corporation 2015 13 Pennsylvania • Compass Update • Smart Meter Program • Distribution Rate Case Kentucky • KY Rate Case Approval • Cane Run 7 U.K. • RIIO-ED1 effective April 1 Operational Overview

© PPL Corporation 2015 Summary Financial Highlights 14

© PPL Corporation 2015 15 Q2 2015 Q2 2014 (adj) Change Pennsylvania Regulated $0.07 $0.08 $(0.01) Kentucky Regulated 0.09 0.09 0.00 U.K. Regulated 0.36 0.33 0.03 Corporate and Other (0.03) (0.06) 0.03 Total $0.49 $0.44 $0.05 Ongoing Earnings Overview Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations.

© PPL Corporation 2015 16 2nd Quarter 2014 EPS –Ongoing Earnings $0.08 Gross delivery margins 0.01 Operation and maintenance (0.01) Depreciation (0.01) Total (0.01) 2015 EPS –Ongoing Earnings $0.07 Pennsylvania Regulated Segment Earnings Drivers Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations.

© PPL Corporation 2015 17 2nd Quarter 2014 EPS –Ongoing Earnings $0.09 Gross margins 0.01 Operation and maintenance (0.01) Total 0.00 2015 EPS –Ongoing Earnings $0.09 Kentucky Regulated Segment Earnings Drivers Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations.

© PPL Corporation 2015 18 2nd Quarter 2014 EPS –Ongoing Earnings $0.33 Utility revenues (0.03) Depreciation 0.03 Foreign Currency (0.01) Income taxes and other 0.04 Total 0.03 2015 EPS –Ongoing Earnings $0.36 U.K. Regulated Segment Earnings Drivers Note: See Appendix for the reconciliation of reported earnings (loss) to earnings from ongoing operations.

© PPL Corporation 2015 Foreign Currency Hedging Status and RPI Sensitivity Note: FX hedging status as of 07/15/2015. (1) Sensitivity includes the net effects on revenue, O&M and interest expense on index-linked debt. 19 GBP Foreign Currency 2015 2016 2017 Percentage Hedged 100% 90% 40% Hedged Rate (GBP/USD) $1.58 $1.61 $1.62 Budgeted Rate on Open Position (GBP/USD) $1.60 $1.60 $1.60 EPS Sensitivities: Decrease in Rate (USD/GBP) 0.05 $0.00 ($0.01) ($0.03) 0.10 $0.00 ($0.02) ($0.05) Decrease in 2015/2016 RPI (1) (budget assumption 2.6%) 0.5% $0.00 $0.00 ($0.02) Change in EPS

Funding the Growth

Strong domestic operating cash flows plus the U.K. dividend sufficient to fund the PPL dividend. Domestic debt and equity issuances fund domestic utility growth.

	2013A[4]	2014A[4]	2015E[5]
Domestic Cash from Operations	$1,707	$2,219	$1,610
Domestic Maintenance Capex[1]	(861)	(900)	(650)
Dividend From UK Regulated	261	277	290
Cash Available for Distribution	**$1,107**	**$1,596**	**$1,250**
Common Dividend	(878)	(967)	(1,000)
Cash Available for Reinvestment	**$229**	**$629**	**$250**
Domestic Growth Capex	**($2,142)**	**($1,816)**	**($1,615)**
Debt Maturities	($747)	($546)	($1,000)
Debt Issuances and Change in Cash[2]	1,343	(159)	2,243
Equity Issuances	1,330	1,063	200
Other Investing & Financing Activities	(13)	829[3]	(78)
Additional Funding Sources for Domestic Growth Capex	**$1,913**	**$1,187**	**$1,365**

Note: Information provided on this slide to be updated on an annual basis. See appendix for the reconciliation of Domestic Cash from Operations.

(1) Represents book depreciation.

(2) Includes domestic issuances (short and long term), net of issue costs.

(3) Includes approximately $900 million of proceeds from sale of the Montana hydros.

(4) Includes results of PPL Energy Supply, LLC.

(5) Full year projections do not include activity related to the PPL Energy Supply, LLC for any portion of 2015.

© PPL Corporation 2015

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© PPL Corporation 2015 Appendix 21

Significant Ongoing Capital Expenditure Program…

~$18 billion of Capital Expenditures from 2015 – 2019 to strengthen safety and reliability of T&D systems and address environmental regulations in Kentucky.



($ in billions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.61
0.15
0.29
0.69
0.56
0.57
1.35
2015E
$3.33
0.18
0.28
0.69
0.53
0.39
1.26
2016E
$3.33
0.19
0.31
0.69
0.55
0.36
1.23
2017E
$3.53
0.21
0.29
0.66
0.61
0.51
1.25
2018E
$3.78
0.21
0.27
0.60
1.05
0.37
1.28
2019E
WPD(1)
LKE ECR(2)
LKE base
PA Transmission
PA Distribution
PA DSIC

- Over 80% of Regulated capital expenditures earn returns subject to minimal or no lag
- PA – Implementation of ~$450 million Smart Meter Program to be recovered through a rider mechanism (~$328 million of Capital; ~$122 million O&M)[3]
- PA and KY – Continued focus on improving reliability on both Transmission and Distribution systems
- KY – Environmental spending in response to regulations for Mercury, SO2, NOX, Ozone, Particulates, Water Discharge and CCR's (excludes proposed CO2 regulation)
- U.K. – Continued focus on asset replacement, faults and overheads and general system reinforcement

Note: Corporate and Other capital expenditures average approximately $5 million per year.
(1) WPD figures based on assumed exchange rate of $1.60/£.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(3) Pending PAPUC approval.

© PPL Corporation 2015

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© PPL Corporation 2015 23 ( $ i n b i l l i o n s ) (1) WPD figures based on assumed exchange rate of $1.60 / £ for 2015 -2019. (2) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization. Represents Regulatory Asset Value (RAV) for WPD. Strong regulated rate base growth will drive EPS growth. …Critical to Driving Strong Rate Base Growth $32.1 $30.1 $28.0 $26.2 $24.6 $22.8 (2) (1)

© PPL Corporation 2015 U.K. Regulated Segment Cash Repatriation Note: Assumes foreign currency exchange rate of $1.60/£ for 2015E, 2016E and 2017E. ($ in millions) Flexible strategy for meaningful U.K. cash repatriation. 24

© PPL Corporation 2015 25 Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above. U.S. Regulated Volume Variances Residential Commercial Industrial Total Residential Commercial Industrial Total Weather-Normalized (charted) -2.9% 0.0% 1.5% -0.6% -1.8% 0.8% 0.1% -0.5% Actual 0.2% 1.7% 1.5% 1.1% -2.5% 0.5% 0.1% -0.8% Residential Commercial Industrial Total Residential Commercial Industrial Total Weather-Normalized (charted) 1.1% -1.1% -0.1% 0.1% -1.5% -1.7% 2.1% -0.3% Actual 0.1% -0.8% -0.1% -0.2% -3.0% -2.3% 2.0% -1.1% 1.1% -1.5% -1.1% -1.7% -0.1% 2.1% 0.1% -0.3% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 3-months ended 6/30/2015 vs 6/30/2014 12-months ended 6/30/2015 vs 6/30/2014 % C h a n g e KY Regulated Weather-Normalized Sales -Retail

© PPL Corporation 2015 26 Pennsylvania Rate Case Schedule Timing Milestone 04/2015 Discovery phase begins 06/02/2015 Public input hearings 06/23/2015 Direct of other parties by 07/01/2015 First settlement conference 07/20/2015 Rebuttal testimony due 07/28/2015 Second settlement conference 07/31/2015 Surrebuttaltestimony 08/06-07-10-11/2015 Evidentiary hearings and oral rejoinder 08/11/2015 Close of record 09/01/2015 Main briefs 09/11/2015 Reply briefs 12/17/2015 Public meetings Completed        

Kentucky Environmental Controls

Control Device		Low Nox Burners	SCR/SNCR	Scrubbers	Closed Cycle Cooling Tower	Dry Handling/Disposal/Beneficial Use	Bag-houses
Addresses		NO_x	NO_x	SO_2	Water Intake	Coal Combustion Residuals (CCRs) [2]	Hg (Particulates)
Trimble County	Unit 1	✓	✓	✓	✓	(1)	(3)
	Unit 2	✓	✓	✓	✓	(1)	✓
Ghent	Unit 1	✓	✓	✓	✓	✓	✓
	Unit 2	✓	(4)	✓	✓	✓	(3)
	Unit 3	✓	✓	✓	✓	✓	✓
	Unit 4	✓	✓	✓	✓	✓	✓
Brown	Unit 1	✓	(4)	✓	✓	(1)	(4)
	Unit 2	✓	(4)	✓	✓	(1)	(4)
	Unit 3	✓	✓	✓	✓	(1)	(3a)
Mill Creek	Unit 1	✓	(4)	✓	(4)	✓	(3b)
	Unit 2	✓	(4)	✓	✓	✓	(3b)
	Unit 3	✓	✓	✓	✓	✓	(3)
	Unit 4	✓	✓	✓	✓	✓	✓
Cane Run	Unit 4	(5)	(5)	(5)	(5)	(5)	(5)
	Unit 5	(5)	(5)	(5)	(5)	(5)	(5)
	Unit 6	(5)	(5)	(5)	(5)	(5)	(5)
Green River	Unit 3	✓	(6)	(6)	(6)	(6)	(6)
	Unit 4	✓	(6)	(6)	(6)	(6)	(6)

✓ Environmental control equipment already installed

(1) Dry handling disposal construction approved by KPSC and permitting or construction underway at Trimble and Brown. Portions of Ghent systems are operational at this time as other construction activity continues.

(2) Wet ash impoundments exist at all plants.

(3) Baghouses construction approved by KPSC and construction activity underway at Trimble, Ghent, Brown, and Mill Creek.
- (3a) Brown 3's commissioning scheduled to start in July 2015.
- (3b) Mill Creek 1's and 2's systems expect to begin commissioning in third quarter 2015.

(4) Standards are station and company based. KU and LG&E Systems are already in compliance.

(5) Cane Run units 4 and 5 were retired in June 2015. Cane Run unit 6 was retired in March 2015.

(6) As part of the company's generation capacity plans and EPA regulations, these units are expected to be retired before end of April 2016.

© PPL Corporation 2015

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© PPL Corporation 2015 ($ in millions) 2015 2016 2017 2018 2019 PPL Capital Funding $0 $0 $0 $250 $0 PPL Electric Utilities 100 0 0 0 0 LG&E and KU Energy 400 0 0 0 0 Louisville Gas & Electric (1) 250 25 194 98 40 Kentucky Utilities 250 0 0 0 0 WPD 0 460 100 0 0 Total 1,000 485 294 348 40 28 Debt Maturities Note: As of June 30, 2015 (1) Louisville Gas & Electric has several municipal bonds that may be put by the holders before the bonds’ final maturities. These amounts reflect the timing of any put option in 2016 through 2019.

© PPL Corporation 2015 29 Liquidity Profile Note: As of June 30, 2015 Entity Facility Expiration Date Capacity (Millions) Letters of Credit & Commercial Paper Issued (Millions) Borrowed (Millions) Unused Capacity (Millions) PPL Capital Funding Syndicated Credit Facility Nov-2018 $300 $0 $0 $300 Syndicated Credit Facility Jul-2019 300 0 0 300 Bilateral Credit Facility Mar-2016 150 20 0 130 Uncommitted Credit Facility 65 1 0 64 $815 $21 $0 $794 PPL Electric Utilities Syndicated Credit Facility Jul-2019 $300 $169 $0 $131 LG&E and KU Energy (LKE) Syndicated Credit Facility Oct-2018 $75 $0 $75 $0 Louisville Gas & Electric Syndicated Credit Facility Jul-2019 $500 $259 $0 $241 Kentucky Utilities Syndicated Credit Facility Jul-2019 $400 $227 $0 $173 Letter of Credit Facility Oct-2017 198 198 0 0 $598 $425 $0 $173 WPD WPD Plc. Syndicated Credit Facility Dec-2016 £210 £0 £130 £80 WPD (South West) Syndicated Credit Facility Jul-2019 245 0 0 245 WPD (East Midlands) Syndicated Credit Facility Jul-2019 300 0 112 188 WPD (West Midlands) Syndicated Credit Facility Jul-2019 300 0 0 300 Uncommitted Credit Facilities 65 4 0 61 £1,120 £4 £242 £874 Strong liquidity position to fund current operations and growth.

Strong Credit Ratings Post-Spin

Strong credit profile at our utilities, holding companies and PPL Corporation.

PPL Corporation

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	NR	NR
Long-term Issuer	A-	Baa2
Outlook	Stable	Stable

PPL Capital Funding

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	BBB+	Baa2
Long-term Issuer	NR	NR
Outlook	Stable	Stable

WPD Holding Company

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	BBB+	Baa3
Long-term Issuer	A-	Baa3
Outlook	Stable	Stable

LKE Holding Company

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	BBB+	Baa1
Long-term Issuer	A-	Baa1
Outlook	Stable	Stable

WPD Operating Companies

Credit Rating	S&P	Moody's
Secured	NR	NR
Unsecured	A-	Baa1
Long-term Issuer	A-	Baa1
Outlook	Stable	Stable

LKE Operating Companies

Credit Rating	S&P	Moody's
Secured	A	A1
Unsecured	NR	A3
Long-term Issuer	A-	A3
Outlook	Stable	Stable

PPL Electric Utilities

Credit Rating	S&P	Moody's
Secured	A	A2
Unsecured	NR	Baa1
Long-term Issuer	A-	Baa1
Outlook	Stable	Positive

© PPL Corporation 2015

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Reconciliation of Segment Reported Earnings (Loss) to Earnings from Ongoing Operations

After-Tax (Unaudited) 2nd Quarter 2015	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other	Discontinued Operations	Total
	(millions of dollars)					
Reported Earnings (Loss) (1)	$ 190	$ 47	$ 49	$ (36)	$ (1,007)	$ (757)
Less: Special Items (expense) benefit:						
Foreign currency-related economic hedges	(71)					(71)
Spinoff of the Supply segment:						
Discontinued operations (1)					(1,007)	(1,007)
Transition and transaction costs				(12)		(12)
Employee transitional services				(1)		(1)
Separation benefits				(1)		(1)
Other:						
Settlement of certain income tax positions	18					18
Certain valuation allowances		(8)				(8)
LKE acquisition-related adjustment		(4)				(4)
Total Special Items	(53)	(12)		(14)	(1,007)	(1,086)
Earnings from Ongoing Operations	$ 243	$ 59	$ 49	$ (22)	$ -	$ 329

	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other	Discontinued Operations	Total
	(per share - diluted)					
Reported Earnings (Loss) (1)	$ 0.28	$ 0.07	$ 0.07	$ (0.05)	$ (1.50)	$ (1.13)
Less: Special Items (expense) benefit:						
Foreign currency-related economic hedges	(0.11)					(0.11)
Spinoff of the Supply segment:						
Discontinued operations (1)					(1.50)	(1.50)
Transition and transaction costs				(0.02)		(0.02)
Other:						
Settlement of certain income tax positions	0.03					0.03
Certain valuation allowances		(0.01)				(0.01)
LKE acquisition-related adjustment		(0.01)				(0.01)
Total Special Items	(0.08)	(0.02)		(0.02)	(1.50)	(1.62)
Earnings from Ongoing Operations	$ 0.36	$ 0.09	$ 0.07	$ (0.03)	$ -	$ 0.49

(1) Includes an $879 million charge reflecting the difference between PPL's recorded value for the Supply segment and the estimated fair value determined in accordance with applicable accounting rules under GAAP.

© PPL Corporation 2015
31

Reconciliation of Segment Reported Earnings (Loss) to Earnings from Ongoing Operations (Adjusted)

After-Tax (Unaudited)
2nd Quarter 2014

(millions of dollars)	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other (1)	Discontinued Operations (1)	Total
Reported Earnings (Loss)	$ 187	$ 58	$ 52	$ (67)	$ (1)	$ 229
Special Items (expense) benefit:						
Foreign currency-related economic hedges	(33)					(33)
Spinoff of the Supply segment:						
Discontinued operations				(4)	(1)	(5)
Change in tax valuation allowances				(46)		(46)
Other:						
EEI adjustments		1				1
Separation benefits			(4)			(4)
Total Special Items	(33)	1	(4)	(50)	(1)	(87)
Dissynergies related to the spinoff of the Supply segment(2)						
Indirect operation and maintenance				(11)		(11)
Interest expense				(8)		(8)
Depreciation				(1)		(1)
Total dissynergies related to the spinoff of the Supply segment				(20)		(20)
Earnings from Ongoing Operations (Adjusted)	$ 220	$ 57	$ 56	$ (37)	$ -	$ 296

(per share - diluted) (3)	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other (1)	Discontinued Operations (1)	Total
Reported Earnings (Loss)	$ 0.28	$ 0.09	$ 0.08	$ (0.11)	$ -	$ 0.34
Special Items (expense) benefit:						
Foreign currency-related economic hedges	(0.05)					(0.05)
Spinoff of the Supply segment:						
Discontinued operations				(0.01)		(0.01)
Change in tax valuation allowances				(0.07)		(0.07)
Other:						
EEI adjustments						
Total Special Items	(0.05)			(0.08)		(0.13)
Dissynergies related to the spinoff of the Supply segment(2)						
Indirect operation and maintenance				(0.02)		(0.02)
Interest expense				(0.01)		(0.01)
Total dissynergies related to the spinoff of the Supply segment				(0.03)		(0.03)
Earnings from Ongoing Operations (Adjusted)	$ 0.33	$ 0.09	$ 0.08	$ (0.06)	$ -	$ 0.44

(1) Certain amounts have been reclassified to reflect the Supply segment as a discontinued operation.
(2) Represents 2014 costs allocated to the Supply segment that remained with PPL after the spinoff of the Supply segment.
(3) The "If-Converted Method" has been applied to PPL's 2011 Equity Units, resulting in an immaterial amount of interest charges being added back to earnings and approximately 11 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share.

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Reconciliation of Segment Reported Earnings (Loss) to Earnings from Ongoing Operations

After-Tax (Unaudited) Year-to-Date June 30, 2015	(millions of dollars)					
	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other	Discontinued Operations	Total
Reported Earnings (Loss) (1)	$ 565	$ 156	$ 136	$ (55)	$ (912)	$ (110)
Less: Special Items (expense) benefit:						
Foreign currency-related economic hedges	(34)					(34)
Spinoff of the Supply segment:						
Discontinued operations (1)					(912)	(912)
Transition and transaction costs				(15)		(15)
Employee transitional services				(3)		(3)
Separation benefits				(2)		(2)
Other:						
WPD Midlands acquisition-related adjustment	2					2
Settlement of certain income tax positions	18					18
Certain valuation allowances		(8)				(8)
LKE acquisition-related adjustment		(4)				(4)
Total Special Items	(14)	(12)		(20)	(912)	(958)
Earnings from Ongoing Operations	$ 579	$ 168	$ 136	$ (35)	$ -	$ 848

	(per share - diluted)					
	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other	Discontinued Operations	Total
Reported Earnings (Loss) (1)	$ 0.84	$ 0.23	$ 0.20	$ (0.08)	$ (1.36)	$ (0.17)
Less: Special Items (expense) benefit:						
Foreign currency-related economic hedges	(0.05)					(0.05)
Spinoff of the Supply segment:						
Discontinued operations (1)					(1.36)	(1.36)
Transition and transaction costs				(0.02)		(0.02)
Employee transitional services				(0.01)		(0.01)
Other:						
Settlement of certain income tax positions	0.03					0.03
Certain valuation allowances		(0.01)				(0.01)
LKE acquisition-related adjustment		(0.01)				(0.01)
Total Special Items	(0.02)	(0.02)		(0.03)	(1.36)	(1.43)
Earnings from Ongoing Operations	$ 0.86	$ 0.25	$ 0.20	$ (0.05)	$ -	$ 1.26

(1) Includes an $879 million charge reflecting the difference between PPL's recorded value for the Supply segment and the estimated fair value determined in accordance with applicable accounting rules under GAAP.

© PPL Corporation 2015

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Reconciliation of Segment Reported Earnings (Loss) to Earnings from Ongoing Operations (Adjusted)

After-Tax (Unaudited)
Year-to-Date June 30, 2014

(millions of dollars)	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other (1)	Discontinued Operations (1)	Total
Reported Earnings (Loss)	$ 393	$ 165	$ 137	$ (76)	$ (74)	$ 545
Special Items (expense) benefit:						
Foreign currency-related economic hedges	(39)					(39)
Spinoff of the Supply segment:						
Discontinued operations				(6)	(74)	(80)
Change in tax valuation allowances				(46)		(46)
Other:						
EEI adjustments		1				1
Change in WPD line loss accrual	(52)					(52)
Separation benefits			(4)			(4)
Total Special Items	(91)	1	(4)	(52)	(74)	(220)
Dissynergies related to the spinoff of the Supply segment(2)						
Indirect operation and maintenance				(25)		(25)
Interest expense				(15)		(15)
Depreciation				(3)		(3)
Total dissynergies related to the spinoff of the Supply segment				(43)		(43)
Earnings from Ongoing Operations (Adjusted)	$ 484	$ 164	$ 141	$ (67)	$ -	$ 722

(per share - diluted) (3)	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other (1)	Discontinued Operations (1)	Total
Reported Earnings (Loss)	$ 0.60	$ 0.25	$ 0.21	$ (0.12)	$ (0.11)	$ 0.83
Special Items (expense) benefit:						
Foreign currency-related economic hedges	(0.06)					(0.06)
Spinoff of the Supply segment:						
Discontinued operations				(0.01)	(0.11)	(0.12)
Change in tax valuation allowances				(0.07)		(0.07)
Other:						
Change in WPD line loss accrual	(0.08)					(0.08)
Total Special Items	(0.14)			(0.08)	(0.11)	(0.33)
Dissynergies related to the spinoff of the Supply segment(2)						
Indirect operation and maintenance				(0.04)		(0.04)
Interest expense				(0.02)		(0.02)
Total dissynergies related to the spinoff of the Supply segment				(0.06)		(0.06)
Earnings from Ongoing Operations (Adjusted)	$ 0.74	$ 0.25	$ 0.21	$ (0.10)	$ -	$ 1.10

(1) Certain amounts have been reclassified to reflect the Supply segment as a discontinued operation.
(2) Represents 2014 costs allocated to the Supply segment that remained with PPL after the spinoff of the Supply segment.
(3) The "If-Converted Method" has been applied to PPL's 2011 Equity Units, resulting in $9 million of interest charges (after-tax) being added back to earnings and approximately 21 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share.

© PPL Corporation 2015 34

Reconciliation of Reported Earnings (Loss) to Earnings from Ongoing Operations (Adjusted)

After-Tax (Unaudited)						
Year-to-Date December 31, 2014	(per share - diluted) (1)					
	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other (2)	Discontinued Operations (2)	Total
Reported Earnings (Loss)	$ 1.48	$ 0.47	$ 0.39	$ (0.18)	$ 0.45	$ 2.61
Special Items (expense) benefit:						
Foreign currency-related economic hedges	0.19					0.19
Spinoff of the Supply segment:						
Discontinued operations				(0.01)	0.45	0.44
Change in tax valuation allowances				(0.07)		(0.07)
Separation benefits				(0.02)		(0.02)
Other:						
Change in WPD line loss accrual	(0.08)					(0.08)
Separation benefits - bargaining unit voluntary program			(0.01)			(0.01)
Total Special Items	0.11		(0.01)	(0.10)	0.45	0.45
Dissynergies related to the spinoff of the Supply segment(3)						
Indirect operation and maintenance				(0.07)		(0.07)
Interest expense				(0.05)		(0.05)
Depreciation				(0.01)		(0.01)
Total dissynergies related to the spinoff of the Supply segment				(0.13)		(0.13)
Earnings from Ongoing Operations (Adjusted)	$ 1.37	$ 0.47	$ 0.40	$ (0.21)	$ -	$ 2.03

(1) The "If-Converted Method" has been applied to PPL's 2011 Equity Units, resulting in $9 million of interest charges (after-tax) being added back to earnings and approximately 11 million shares of PPL Common Stock being treated as outstanding. Both adjustments are only for purposes of calculating diluted earnings per share.
(2) Certain amounts have been reclassified to reflect the Supply segment as a discontinued operation.
(3) Represents 2014 costs allocated to the Supply segment that remained with PPL after the spinoff of the Supply segment.

© PPL Corporation 2015
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Reconciliation of PPL's Forecast of Reported Earnings (Loss) to Earnings from Ongoing Operations

(After-Tax) Unaudited	Forecast (per share - diluted)							
	Midpoint							
	U.K. Regulated	Kentucky Regulated	Pennsylvania Regulated	Corporate and Other	Discontinued Operations	Total	High 2015	Low 2015
Reported Earnings (Loss) (1)	$ 1.39	$ 0.49	$ 0.38	$ (0.13)	$ (1.36)	$ 0.77	$ 0.82	$ 0.72
Special Items (expense) benefit:								
Foreign currency-related economic hedges	(0.05)					(0.05)	(0.05)	(0.05)
Spinoff of the Supply segment:								
Discontinued operations (1)					(1.36)	(1.36)	(1.36)	(1.36)
Transition and transaction costs				(0.02)		(0.02)	(0.02)	(0.02)
Employee transitional services				(0.01)		(0.01)	(0.01)	(0.01)
Other:								
Settlement of certain income tax positions	0.03					0.03	0.03	0.03
Certain valuation allowances		(0.01)				(0.01)	(0.01)	(0.01)
LKE acquisition-related adjustment		(0.01)				(0.01)	(0.01)	(0.01)
Total Special Items	(0.02)	(0.02)	-	(0.03)	(1.36)	(1.43)	(1.43)	(1.43)
Earnings from Ongoing Operations	$ 1.41	$ 0.51	$ 0.38	$ (0.10)	$ -	$ 2.20	$ 2.25	$ 2.15

(1) Includes an $879 million charge reflecting the difference between PPL's recorded value for the Supply segment and the estimated fair value determined in accordance with applicable rules under GAAP.

© PPL Corporation 2015

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© PPL Corporation 2015 37 Gross Margins Summary $ 438 $ 428 $ 10 $ 0.01 Distribution $ 193 $ 189 $ 4 Transmission 90 81 9 $ 0.01 $ 283 $ 270 $ 13 $ 0.01 Total (Millions of Dollars) Three Months Ended June 30, Per Share Diluted 2015 2014 Change (after-tax) KY Gross Margins PA Gross Delivery Margins (Unaudited)

© PPL Corporation 2015 38 Reconciliation of Second Quarter Margins to Operating Income $ 714 $ 476 $ 575 $ 1,765 $ 722 $ 449 $ 659 $ 1,830 16 16 19 19 Total Operating Revenues 714 476 591 1,781 722 449 678 1,849 214 214 231 1 232 28 138 4 170 36 114 21 171 5 (5) 21 (21) 24 27 403 454 25 23 399 447 9 207 216 2 228 230 1 23 52 76 21 56 77 13 13 14 14 Total Operating Expenses 276 193 674 1,143 294 179 698 1,171 $ 438 $ 283 $ (83) $ 638 $ 428 $ 270 $ (20) $ 678 Energy-related businesses Total Three Months Ended June 30, 2015 Operating Revenues Utility Operating Expenses Fuel Energy purchases Energy-related businesses Other operation and maintenance Depreciation Taxes, other than income Energy purchases from affiliate (Unaudited) Margins Three Months Ended June 30, 2014(Millions of Dollars) PA Gross Gross Delivery Operating Gross Delivery Kentucky PA Gross Kentucky Operating Other Income Margins Other Income Margins Margins

© PPL Corporation 2015 39 Reconciliation of Domestic Cash Flows

Forward-Looking Information Statement

Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand for energy in our service territories, weather conditions affecting customer energy usage and operating costs; the effect of any business or industry restructuring, including the ability of PPL Corporation to realize all or a significant portion of the anticipated cost savings from the corporate restructuring following the Supply business spinoff; the profitability and liquidity of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of our facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset or business acquisitions and dispositions; any impact of hurricanes or other severe weather on our business; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; British pound sterling to U.S. dollar exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.

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Definitions of Non-GAAP Financial Measures

"Earnings from ongoing operations," should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with U.S. generally accepted accounting principles (GAAP). PPL believes that "earnings from ongoing operations," although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management's view of PPL's earnings excluding the Supply segment, as the spinoff was completed June 1, 2015. Other companies may use different measures to present financial performance. "Earnings from ongoing operations" is adjusted for the impact of special items as described below, which includes the Supply segment's earnings now reflected in discontinued operations, as PPL completed the spinoff of the Supply segment on June 1, 2015. Also included in special items is the loss on spinoff resulting from the fair value of the Supply segment being less than PPL's recorded value as of June 1, 2015, the date of the spinoff. "Earnings from ongoing operations (adjusted)" for 2014 also reflects, within the Corporate and Other category, the impact of spinoff dissynergies that would remain with PPL after the completion of the transaction, if left unmitigated.

"Earnings from ongoing operations" is adjusted for the impact of special items. Special items include:

- *Unrealized gains or losses on foreign currency-related economic hedges.*
- *Supply segment earnings.*
- *Loss on the spinoff of the Supply segment.*
- *Gains and losses on sales of assets not in the ordinary course of business.*
- *Impairment charges.*
- *Workforce reduction and other restructuring effects.*
- *Acquisition and divestiture-related adjustments.*
- *Other charges or credits that are, in management's view, not reflective of the company's ongoing operations.*

© PPL Corporation 2015 41

Definitions of Non-GAAP Financial Measures

PPL utilizes the following non-GAAP financial measures as indicators of performance for its businesses. These measures are not intended to replace "Operating Income," which is determined in accordance with GAAP, as an indicator of overall operating performance. Other companies may use different measures to analyze and report their results of operations. Management believes these measures provide additional useful criteria to make investment decisions. These performance measures are used, in conjunction with other information, by senior management and PPL's Board of Directors to manage the operations and analyze actual results compared with budget.

"Kentucky Gross Margins" is a single financial performance measure of the electricity generation, transmission and distribution operations of the Kentucky Regulated segment, LKE, LG&E and KU, as well as the Kentucky Regulated segment's, LKE's and LG&E's distribution and sale of natural gas. In calculating this measure, fuel, energy purchases and certain variable costs of production (recorded as "Other operation and maintenance" on the Statements of Income) are deducted from revenues. In addition, certain other expenses, recorded as "Other operation and maintenance", "Depreciation" and "Taxes, other than income" on the Statements of Income, associated with approved cost recovery mechanisms are offset against the recovery of those expenses, which are included in revenues. These mechanisms allow for direct recovery of these expenses and, in some cases, returns on capital investments and performance incentives. As a result, this measure represents the net revenues from electricity and gas operations.

"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the electricity delivery operations of the Pennsylvania Regulated segment and PPL Electric, which includes transmission and distribution activities. In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings. Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and "Taxes, other than income," which is primarily gross receipts tax. This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "Energy purchases from affiliate" in the reconciliation tables. As a result of the spinoff of PPL Energy Supply and creation of Talen Energy on June 1, 2015, PPL EnergyPlus (renamed Talen Energy Marketing) is no longer an affiliate of PPL Electric. PPL Electric purchases from Talen Energy Marketing subsequent to May 31, 2015 are reflected in "Energy Purchases" in the reconciliation tables. This measure represents the revenues from the Pennsylvania Regulated segment's and PPL Electric's electricity delivery operations.

© PPL Corporation 2015

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